UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2025

PROMIS NEUROSCIENCES INC.

(Exact name of registrant as specified in its charter)

Ontario, Canada	001-41429	98-0647155
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 200, 1920 Yonge Street, Toronto, Ontario	M4S 3E2
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (416) 847-6898

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares, no par value per share	PMN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 17, 2025, ProMIS Neurosciences Inc. (the “Company”) held a special meeting of shareholders (the “Special Meeting”). The shareholders considered two proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on October 3, 2025. Of the 53,811,110 common shares, no par value per share (the “Common Shares”), outstanding as of the record date and eligible for voting, 24,328,153 Common Shares, or approximately 45.21%, were present or represented by proxy at the Special Meeting. Set forth below are the results of the matters submitted for a vote of shareholders at the Special Meeting.

Proposal No. 1: to consider and, if deemed advisable, to pass a special resolution authorizing the filing of articles of amendment to effect a share consolidation of our Common Shares at a ratio ranging from one-for-five up to one-for-twenty-five, to be determined at the discretion of the Board of Directors (the “Board”), and effected, if at all, within one year from the date of the Special Meeting, with such effective date to be determined at the discretion of the Board (“Share Consolidation Proposal”).

	Votes For	Votes Against	Abstained
Approval of the Share Consolidation Proposal	21,331,321	2,939,187	57,645

Proposal No. 2: In the event there are not sufficient votes in favor of the foregoing proposal and such proposal is not approved by shareholders, to approve the adjournment of the Special Meeting by the Chairperson to a later date no later than November 17, 2025 at 8:00 a.m., Eastern Time, in accordance with the Company’s Bylaws, to solicit additional proxies; provided, the Company shall provide updated instructions to attend such adjournment as necessary (the “Adjourment Proposal”).

	Votes For	Votes Against	Abstained
Approval of the Adjournment Proposal	22,256,277	1,786,586	285,290

There were no broker non-votes for either proposal. No other matters were submitted to or voted on by the Company’s shareholders at the Special Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROMIS NEUROSCIENCES INC.

Date: November 19, 2025	By:	/s/ Neil Warma
Name: Neil Warma
Title: Chief Executive Officer